Supplement dated February 8, 2024

to the:

Prospectus dated May 1, 2009

PORTFOLIO SELECTSM VARIABLE ANNUITY

Issued by

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

TRANSAMERICA LIFE INSURANCE COMPANY

Effective at market close on April 26, 2024 (the “Closure Date”), all classes of Allspring VT International Equity Fund will be closed to all purchases and exchanges in. Effective on or about April 30, 2024 (the “Liquidation Date”), due to the liquidation of the underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	ADVISOR/SUBADVISOR
Allspring VT International Equity Fund	Allspring VT International Equity Fund	Allspring Funds Management, LLC, subadvised by Allspring Global Investments, LLC

If you have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Putnam VT Government Money Market (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Putnam VT Government Money Market subaccount (the “Money Market Subaccount”).

As of the start of business on the Closure Date, you will no longer be able to use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you do not make alternate arrangements any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. Your prospectus and any updates are available to be viewed on our website at Transamerica.com. We will send you another printed copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.